DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund

Supplement to the Fund's
Institutional Class Prospectus
Dated November 28, 2005

The following replaces the information in the section entitled "What are the Fund's fees and expenses?" on page 4 of the Fund's Prospectus:

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.

Management fees	0.65%
Distribution and service (12b-1) fees	none
Other expenses[2]	0.31%
Total operating expenses[3]	0.96%
Fee waivers	(0.05%)
Net expenses	0.91%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$93
3 years	$301
5 years	$526
10 years	$1,173
  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
  Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.
  The investment manager has contracted to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, certain insurance costs and 12b-1 fees) from exceeding 0.91% of average daily net assets through November 30, 2006.
  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with the expense waivers for the one-year contracted period and the total operating expenses without expense waivers for years two through ten.

This Supplement is dated December 15, 2005.